-----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) January 11, 2005


                                  CWABS, INC.
     -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




                Delaware                        333-118926                 95-4596514
     ------------------------------           -------------          ---------------------
      (State or Other Jurisdiction             (Commission              (I.R.S. Employer
            of Incorporation)                  File Number)           Identification No.)

            4500 Park Granada
          Calabasas, California                                              91302
     ------------------------------                                       -------------
          (Address of Principal                                            (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 30, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-U.






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated December 28, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-U, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-U.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.

                                                            Loan Group 1

                                          Principal Balances for the Group 1 Mortgage Loans


                                                          Percent of                Weighted    Weighted    Weighted     Weighted
                                 Aggregate      Number     Aggregate     Average     Average     Average     Average      Average
                                 Principal       of        Principal     Current      Gross     Remaining    Credit      Combined
   Range of Principal             Balance      Mortgage     Balance     Principal    Mortgage     Term       Bureau       Loan-to-
      Balances ($)              Outstanding     Loans    Outstanding     Balance       Rate     (months)   Risk Score   Value Ratio
-----------------------------  -------------- --------- ------------- -----------   ---------  ----------  ----------   -----------
      0.01 -  10,000.00......  $     790,145      131        0.33%    $    6,032     4.921%      299.00        711         65.8%
 10,000.01 -  20,000.00......      7,453,561      401        3.09         18,587     5.004       299.91        707         82.1
 20,000.01 -  30,000.00......     52,333,029    2,048       21.69         25,553     5.296       299.95        712         89.6
 30,000.01 -  40,000.00......     49,963,049    1,433       20.70         34,866     5.457       299.89        712         90.3
 40,000.01 -  50,000.00......     40,766,718      895       16.89         45,549     5.450       299.87        715         89.3
 50,000.01 -  60,000.00......     27,496,703      501       11.39         54,884     5.779       299.86        714         90.5
 60,000.01 -  70,000.00......     18,616,606      288        7.71         64,641     5.874       299.97        709         89.7
 70,000.01 -  80,000.00......      9,325,230      123        3.86         75,815     5.354       299.03        711         82.2
 80,000.01 -  90,000.00......      7,116,448       84        2.95         84,720     5.253       299.93        690         86.8
 90,000.01 - 100,000.00......     12,188,668      125        5.05         97,509     5.237       299.97        703         76.2
100,000.01 - 125,000.00......      6,890,178       61        2.86        112,954     5.773       299.66        703         87.5
125,000.01 - 150,000.00......      7,909,214       57        3.28        138,758     5.738       300.00        716         88.1
150,000.01 - 175,000.00......        475,313        3        0.20        158,438     6.785       300.00        735         81.3
                               -------------- --------- -------------
         Total                 $ 241,324,861    6,150      100.00%
                               ============== ========= =============

     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $39,240.




                                            Loan Programs for the Group 1 Mortgage Loans

                                                          Percent of                Weighted    Weighted    Weighted     Weighted
                                 Aggregate      Number     Aggregate     Average     Average     Average     Average      Average
                                 Principal       of        Principal     Current      Gross     Remaining    Credit      Combined
   Descriptin of Loan             Balance      Mortgage     Balance     Principal    Mortgage     Term       Bureau       Loan-to-
        Programs                Outstanding     Loans    Outstanding     Balance       Rate     (months)   Risk Score   Value Ratio
-----------------------------  -------------- --------- ------------- -----------   ---------  ----------  ----------   -----------
10 Year Draw, 20 Year Repay..  $      55,000        2        0.02%    $   27,500     6.670%      348.82        732         98.4%
5 Year Draw, 10 Year Repay...         47,000        1        0.02        $47,000     8.325       179.00        678        100.0
10 Year Draw, 15 Year Repay..    241,030,811    6,143       99.88        $39,237     5.474       299.92        711         88.3
15 Year Draw, 0 Year Repay...         71,400        1        0.03        $71,400     3.750       179.00        756        100.0
15 Year Draw, 10 Year Repay..        120,651        3        0.05        $40,217     4.919       299.31        717         97.1
                               -------------- --------- -------------
         Total                 $ 241,324,861    6,150      100.00%
                               ============== ========= =============


                                        Loan Rates for the Group 1 Mortgage Loans

                                                          Percent of                 Weighted    Weighted     Weighted
                                 Aggregate                 Aggregate      Average    Average      Average     Average
                                 Principal    Number of    Principal      Current     Gross      Remaining     Credit
                                  Balance     Mortgage      Balance      Principal   Mortgage      Term     Bureau Risk
   Range of Loan Rates (%)      Outstanding     Loans     Outstanding     Balance      Rate      (months)      Score
-----------------------------  -------------  ---------  ------------- ------------ ---------- ----------- ------------
Less than or equal to 3.000..  $      78,264        2        0.03%     $   39,132     3.000%      300.00        639
 3.001 -  3.500..............        784,089       24        0.32          32,670     3.457       299.57        705
 3.501 -  4.000..............     91,617,172    2,377       37.96          38,543     3.948       299.89        704
 4.001 -  4.500..............      2,084,896       47        0.86          44,359     4.439       300.00        734
 4.501 -  5.000..............     52,793,308    1,495       21.88          35,313     4.945       299.98        719
 5.001 -  5.500..............     15,253,047      356        6.32          42,846     5.305       299.78        717
 5.501 -  6.000..............      8,947,036      166        3.71          53,898     5.840       299.95        706
 6.001 -  6.500..............      6,880,862      129        2.85          53,340     6.331       299.85        711
 6.501 -  7.000..............      8,136,876      193        3.37          42,160     6.812       300.17        703
 7.001 -  7.500..............     13,569,986      352        5.62          38,551     7.333       299.69        727
 7.501 -  8.000..............      9,536,569      258        3.95          36,963     7.791       299.95        699
 8.001 -  8.500..............     15,468,287      364        6.41          42,495     8.425       299.61        724
 8.501 -  9.000..............      7,164,525      176        2.97          40,708     8.788       299.20        720
 9.001 -  9.500..............      6,148,184      145        2.55          42,401     9.368       299.98        698
 9.501 - 10.000..............      1,637,223       38        0.68          43,085     9.805       300.00        692
10.001 - 10.500..............        605,008       13        0.25          46,539    10.292       300.00        683
10.501 - 11.000..............        476,483       12        0.20          39,707    10.801       300.00        673
11.001 - 11.500..............        113,646        2        0.05          56,823    11.500       300.00        688
11.501 - 12.000..............         29,400        1        0.01          29,400    12.000       300.00        697
                               -------------  ---------  -------------
         Total                 $ 241,324,861    6,150      100.00%
                               =============  =========  =============




                                   Weighted
                                   Average
                                   Combined
                                 Loan-to-Value
   Range of Loan Rates (%)          Ratio
-----------------------------   --------------
Less than or equal to 3.000..        83.8%
 3.001 -  3.500..............        96.7
 3.501 -  4.000..............        85.1
 4.001 -  4.500..............        95.7
 4.501 -  5.000..............        92.0
 5.001 -  5.500..............        83.7
 5.501 -  6.000..............        75.7
 6.001 -  6.500..............        89.1
 6.501 -  7.000..............        83.9
 7.001 -  7.500..............        90.2
 7.501 -  8.000..............        89.9
 8.001 -  8.500..............        97.7
 8.501 -  9.000..............        95.6
 9.001 -  9.500..............        94.9
 9.501 - 10.000..............        95.5
10.001 - 10.500..............        95.7
10.501 - 11.000..............        94.1
11.001 - 11.500..............        95.0
11.501 - 12.000..............        90.0
         Total

         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 5.474%.




                          Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                             Percent of                 Weighted   Weighted    Weighted
                                  Aggregate      Number      Aggregate      Average     Average    Average      Average
                                  Principal      of          Principal      Current     Gross      Remaining    Credit
Range of Months Remaining to      Balance       Mortgage      Balance      Principal    Mortgage     Term       Bureau
      Scheduled Maturity         Outstanding       Loans    Outstanding     Balance       Rate     (months)   Risk Score
----------------------------   --------------- ---------- -------------- ------------ ----------- ---------- ------------
169 - 180...................    $     118,400          2        0.05%     $   59,200     5.566%     179.00        725
229 - 240...................           83,243          2        0.03          41,622     8.750      240.00        706
265 - 276...................           55,494          2        0.02          27,747     7.983      271.00        736
277 - 288...................          291,793         11        0.12          26,527     5.937      284.40        754
289 - 300...................      240,720,931      6,131       99.75          39,263     5.471      299.96        711
337 - 348...................            5,000          1       (1)             5,000     5.875      347.00        787
349 - 360...................           50,000          1        0.02          50,000     6.750      349.00        726
                               --------------- ---------- --------------
         Total                  $ 241,324,861      6,150      100.00%
                               =============== ========== ==============


                                Weighted
                                 Average
                                Combined
Range of Months Remaining to   Loan-to-Value
      Scheduled Maturity          Ratio
----------------------------  --------------
169 - 180...................     100.0%
229 - 240...................     100.0
265 - 276...................      91.1
277 - 288...................      80.9
289 - 300...................      88.3
337 - 348...................      82.7
349 - 360...................     100.0
         Total

-------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 300.

         The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                              Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                          Percent of                 Weighted   Weighted     Weighted
                                  Aggregate     Number    Aggregate      Average     Average     Average     Average
                                  Principal      of       Principal      Current      Gross     Remaining     Credit
      Range of Combined            Balance     Mortgage    Balance      Principal    Mortgage     Term        Bureau
   Loan-to-Value Ratio (%)       Outstanding    Loans    Outstanding     Balance       Rate     (months)    Risk Score
------------------------------  -------------- --------  ----------- ------------- ---------- ----------- -------------
 0.01 - 10.00.................  $       5,000        1       (1)       $    5,000     3.990%     300.00        779
20.01 - 30.00.................        387,277       14       0.16%         27,663     4.449      299.81        728
30.01 - 40.00.................      1,548,057       41       0.64          37,757     4.467      299.91        720
40.01 - 50.00.................      3,501,129       88       1.45          39,786     4.917      299.83        712
50.01 - 60.00.................      6,991,808      172       2.90          40,650     4.882      299.94        721
60.01 - 70.00.................     18,486,069      441       7.66          41,919     4.773      299.91        705
70.01 - 80.00.................     29,724,548      693      12.32          42,893     4.851      299.88        703
80.01 - 90.00.................     66,218,353    1,893      27.44          34,981     5.719      299.94        706
90.01 - 100.00................    114,462,620    2,807      47.43          40,778     5.677      299.81        717
                                -------------- --------  -----------
         Total                  $ 241,324,861    6,150     100.00%
                                ============== ========  ===========




                                   Weighted
                                   Average
                                   Combined
      Range of Combined          Loan-to-Value
   Loan-to-Value Ratio (%)           Ratio
------------------------------   --------------
 0.01 - 10.00.................       8.7%
20.01 - 30.00.................      26.2
30.01 - 40.00.................      36.0
40.01 - 50.00.................      45.8
50.01 - 60.00.................      55.7
60.01 - 70.00.................      66.8
70.01 - 80.00.................      77.8
80.01 - 90.00.................      88.9
90.01 - 100.00................      98.4
         Total

---------------
(1) Less than 0.01%


         As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 88.31%.


     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                 Geographic Distribution for the Group 1 Mortgage Loans

                                                           Percent of                 Weighted   Weighted     Weighted
                                  Aggregate     Number     Aggregate      Average     Average     Average      Average
                                  Principal        of      Principal      Current      Gross     Remaining     Credit
                                   Balance      Mortgage    Balance      Principal    Mortgage      Term       Bureau
            State                Outstanding     Loans    Outstanding     Balance       Rate      (months)   Risk Score
-----------------------------  --------------- --------- ------------- ------------ ----------- ----------- ------------
Alabama....................     $   3,256,764       85        1.35%     $  38,315       4.780%     300.00        716
Arizona....................        11,256,065      302        4.66         37,272       5.537      299.63        716
Arkansas...................           684,670       15        0.28         45,645       4.955      300.00        711
California.................        45,401,844    1,115       18.81         40,719       5.711      299.72        709
Colorado...................        10,739,335      278        4.45         38,631       5.530      299.97        716
Connecticut................         3,342,577       84        1.39         39,793       5.084      300.00        705
Delaware...................           599,174       14        0.25         42,798       4.516      300.00        714
District of Columbia.......           394,980       11        0.16         35,907       5.498      298.76        732
Florida....................        20,017,647      521        8.29         38,422       5.876      299.97        709
Georgia....................         6,472,721      183        2.68         35,370       5.399      299.09        712
Hawaii.....................         3,539,429       60        1.47         58,990       5.234      300.67        713
Idaho......................         1,761,250       50        0.73         35,225       5.352      300.00        713
Illinois...................         9,193,212      240        3.81         38,305       5.425      300.00        714
Indiana....................         2,863,437       77        1.19         37,187       4.948      299.98        710
Iowa.......................         1,033,959       29        0.43         35,654       5.245      300.00        698
Kansas.....................         1,584,939       48        0.66         33,020       5.204      300.00        712
Kentucky...................         1,958,787       60        0.81         32,646       4.736      299.99        720
Louisiana..................         1,234,249       33        0.51         37,401       4.963      300.00        712
Maine......................           649,604       17        0.27         38,212       5.104      299.92        697
Maryland...................         4,254,097      108        1.76         39,390       5.405      299.83        705
Massachusetts..............         7,197,521      175        2.98         41,129       5.327      300.00        714
Michigan...................         6,581,907      186        2.73         35,387       4.974      300.00        707
Minnesota..................         3,598,551      106        1.49         33,949       5.331      299.86        724
Mississippi................           881,819       25        0.37         35,273       4.842      300.00        706
Missouri...................         4,163,250      108        1.73         38,549       4.956      299.97        708
Montana....................           972,807       29        0.40         33,545       5.082      299.64        712
Nebraska...................           327,290        8        0.14         40,911       4.749      300.00        714
Nevada.....................        10,334,905      245        4.28         42,183       6.153      299.70        710
New Hampshire..............         2,042,381       49        0.85         41,681       6.078      299.96        712
New Jersey.................        11,723,006      245        4.86         47,849       5.986      299.90        708
New Mexico.................         1,288,365       35        0.53         36,810       5.055      299.90        721
New York...................         7,788,391      174        3.23         44,761       5.151      299.95        712
North Carolina.............         4,165,857      123        1.73         33,869       5.099      299.92        710
North Dakota...............           134,550        4        0.06         33,638       4.142      300.00        720
Ohio.......................         5,757,401      158        2.39         36,439       5.219      300.00        707
Oklahoma...................         1,423,551       34        0.59         41,869       4.865      300.00        707
Oregon.....................         4,794,025      128        1.99         37,453       5.218      300.00        709
Pennsylvania...............         5,203,528      140        2.16         37,168       5.047      299.98        713
Rhode Island...............         1,497,904       33        0.62         45,391       5.625      298.62        716
South Carolina.............         1,714,976       50        0.71         34,300       5.338      300.00        707
South Dakota...............           164,180        5        0.07         32,836       4.138      300.00        708
Tennessee..................         3,242,915       87        1.34         37,275       4.961      300.00        708
Texas......................         1,621,941       47        0.67         34,509       5.606      300.00        707
Utah.......................         2,991,891       86        1.24         34,789       5.376      300.00        712
Vermont....................           152,994        5        0.06         30,599       4.147      300.00        715
Virginia...................         7,257,393      172        3.01         42,194       5.311      299.92        710
Washington.................         9,486,011      243        3.93         39,037       5.570      299.97        719
West Virginia..............           483,594       15        0.20         32,240       4.293      300.00        691
Wisconsin..................         3,691,413       92        1.53         40,124       5.193      299.97        710
Wyoming....................           401,807       13        0.17         30,908       4.606      300.00        700
                               --------------- --------- -------------
         Total                  $ 241,324,861    6,150      100.00%
                               =============== ========= =============




                                 Weighted
                                  Average
                                 Combined
                                Loan-to-Value
            State                  Ratio
-----------------------------  ---------------
Alabama....................        94.5%
Arizona....................        93.0
Arkansas...................        88.8
California.................        81.1
Colorado...................        92.5
Connecticut................        84.8
Delaware...................        83.5
District of Columbia.......        83.5
Florida....................        89.2
Georgia....................        94.2
Hawaii.....................        78.7
Idaho......................        93.0
Illinois...................        89.5
Indiana....................        94.9
Iowa.......................        92.7
Kansas.....................        94.7
Kentucky...................        93.8
Louisiana..................        92.6
Maine......................        81.8
Maryland...................        86.5
Massachusetts..............        83.0
Michigan...................        91.6
Minnesota..................        88.6
Mississippi................        96.6
Missouri...................        93.7
Montana....................        86.5
Nebraska...................        97.8
Nevada.....................        86.2
New Hampshire..............        92.1
New Jersey.................        88.1
New Mexico.................        92.2
New York...................        83.8
North Carolina.............        92.9
North Dakota...............        99.1
Ohio.......................        94.4
Oklahoma...................        97.1
Oregon.....................        89.0
Pennsylvania...............        89.4
Rhode Island...............        89.2
South Carolina.............        92.1
South Dakota...............        90.0
Tennessee..................        92.1
Texas......................        89.0
Utah.......................        93.5
Vermont....................        93.5
Virginia...................        88.9
Washington.................        92.6
West Virginia..............        92.6
Wisconsin..................        91.6
Wyoming....................        92.2
         Total


                           Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                               Percent of                Weighted    Weighted    Weighted
                                     Aggregate       Number    Aggregate     Average      Average     Average     Average
                                     Principal        of       Principal     Current      Gross      Remaining    Credit
                                      Balance       Mortgage    Balance     Principal    Mortgage      Term       Bureau
     Range of Credit Scores         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score
-------------------------------- ---------------- ---------- ------------- ----------- ----------- ----------- ------------
821 - 840......................    $     332,206        11        0.14%    $   30,201       4.660%     299.82      827
801 - 820......................        3,843,282       103        1.59         37,313       5.164      299.93      808
781 - 800......................       11,521,112       296        4.77         38,923       5.439      299.78      789
761 - 780......................       20,928,821       542        8.67         38,614       5.443      299.95      770
741 - 760......................       28,052,628       724       11.62         38,747       5.547      299.61      750
721 - 740......................       33,655,338       882       13.95         38,158       5.658      299.92      730
701 - 720......................       41,316,590     1,041       17.12         39,689       5.567      299.94      710
681 - 700......................       35,981,896       899       14.91         40,024       5.554      299.94      691
661 - 680......................       35,738,130       901       14.81         39,665       5.476      299.77      671
641 - 660......................       17,727,373       438        7.35         40,473       5.156      299.97      652
621 - 640......................       11,191,192       286        4.64         39,130       4.873      299.94      631
601 - 620......................          926,036        25        0.38         37,041       5.141      300.00      616
581 - 600......................           21,157         1        0.01         21,157      10.000      300.00      598
560 or less....................           89,100         1        0.04         89,100       5.250      300.00      521
                                 ---------------- ---------- -------------
         Total                     $ 241,324,861     6,150      100.00%
                                 ================ ========== =============




                                    Weighted
                                    Average
                                   Combined
                                 Loan-to-Value
     Range of Credit Scores          Ratio
-------------------------------- -------------
821 - 840......................      71.3%
801 - 820......................      85.8
781 - 800......................      87.4
761 - 780......................      88.2
741 - 760......................      89.3
721 - 740......................      90.2
701 - 720......................      89.0
681 - 700......................      88.7
661 - 680......................      88.5
641 - 660......................      85.7
621 - 640......................      83.3
601 - 620......................      79.3
581 - 600......................      90.0
560 or less....................     100.0
         Total

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 711.




                                      Property Type for the Group 1 Mortgage Loans

                                                               Percent of                Weighted    Weighted    Weighted
                                     Aggregate      Number     Aggregate     Average     Average     Average      Average
                                     Principal       of        Principal     Current      Gross      Remaining    Credit
                                      Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau
          Property Type             Outstanding     Loans     Outstanding    Balance       Rate      (months)   Risk Score
--------------------------------- --------------- ---------  ------------- ----------- ----------- ----------- ------------
Single Family...................   $ 163,610,923     4,181       67.80%    $  39,132      5.294%      299.94       708
Planned Unit Development (PUD)..      44,572,800     1,144       18.47        38,962      5.601       299.74       715
Low Rise Condominium............      22,228,019       601        9.21        36,985      5.907       299.57       720
2-4 Units.......................       9,106,980       178        3.77        51,163      6.844       299.98       713
High Rise Condominuim...........       1,806,139        46        0.75        39,264      6.370       300.00       726
                                  --------------- ---------  -------------
         Total                     $ 241,324,861     6,150      100.00%
                                  =============== =========  =============


                                      Weighted
                                      Average
                                      Combined
                                    Loan-to-Value
          Property Type                 Ratio
--------------------------------- -----------------
Single Family...................        87.4%
Planned Unit Development (PUD)..        91.0
Low Rise Condominium............        90.5
2-4 Units.......................        87.3
High Rise Condominuim...........        86.3
         Total



                                      Gross Margins for the Group 1 Mortgage Loans

                                                               Percent of                Weighted   Weighted    Weighted
                                    Aggregate       Number     Aggregate     Average     Average     Average     Average
                                    Principal         of       Principal     Current      Gross     Remaining     Credit
                                     Balance       Mortgage     Balance     Principal    Mortgage     Term        Bureau
   Range of Gross Margins (%)      Outstanding      Loans     Outstanding    Balance       Rate     (months)    Risk Score
-------------------------------- ---------------- ---------- ------------- ----------- ----------- ----------- ------------
Less than or equal to 0.000....    $  20,381,636       450        8.45%    $   45,293     4.351%      299.94        739
0.001 - 0.250..................        5,655,451       145        2.34         39,003     4.250       300.00        691
0.251 - 0.500..................       20,112,984       461        8.33         43,629     4.400       299.83        714
0.501 - 0.750..................        4,191,298        77        1.74         54,432     5.257       299.99        696
0.751 - 1.000..................        8,642,274       184        3.58         46,969     5.411       299.93        720
1.001 - 1.250..................        9,682,101       228        4.01         42,465     4.687       299.94        672
1.251 - 1.500..................        6,942,236       154        2.88         45,079     4.994       299.89        715
1.501 - 1.750..................        5,849,495       150        2.42         38,997     5.723       300.37        701
1.751 - 2.000..................       22,063,018       646        9.14         34,153     4.944       299.93        731
2.001 - 2.250..................       16,224,982       445        6.72         36,461     5.250       299.92        701
2.251 - 2.500..................       40,263,073     1,119       16.68         35,981     5.284       299.92        735
2.501 - 2.750..................       10,114,228       265        4.19         38,167     6.738       299.99        703
2.751 - 3.000..................       11,772,569       316        4.88         37,255     5.024       299.95        676
3.001 - 3.250..................        3,302,018        81        1.37         40,766     5.836       299.97        693
3.251 - 3.500..................       34,252,677       885       14.19         38,704     6.267       299.99        700
3.501 - 3.750..................        4,070,831       110        1.69         37,008     7.233       296.30        716
3.751 - 4.000..................        3,482,319        82        1.44         42,467     7.829       298.54        705
4.001 - 4.250..................        4,217,186       111        1.75         37,993     7.363       300.00        697
4.251 - 4.500..................        5,616,373       124        2.33         45,293     8.495       299.97        682
4.501 - 4.750..................        1,206,979        35        0.50         34,485     6.835       300.00        681
4.751 - 5.000..................          696,183        18        0.29         38,677     7.028       300.00        676
5.001 - 5.250..................          951,501        18        0.39         52,861     9.327       300.00        678
5.251 - 5.500..................          880,950        27        0.37         32,628     4.829       300.00        662
5.501 - 5.750..................          248,997         8        0.10         31,125    10.537       300.00        681
5.751 - 6.000..................          188,572         3        0.08         62,857    10.033       299.75        660
6.001 - 6.250..................           79,383         2        0.03         39,692    10.905       300.00        683
6.251 - 6.500..................           61,646         1        0.03         61,646    11.500       300.00        690
6.501 - 6.750..................          120,000         3        0.05         40,000     6.435       299.72        720
6.751 - 7.000..................           29,400         1        0.01         29,400    12.000       300.00        697
7.251 - 7.500..................           24,500         1        0.01         24,500     9.250       300.00        690
                                 ---------------- ---------- -------------
         Total                     $ 241,324,861     6,150      100.00%
                                 ================ ========== =============



                                    Weighted
                                     Average
                                    Combined
                                  Loan-to-Value
   Range of Gross Margins (%)        Ratio
-------------------------------- --------------
Less than or equal to 0.000....       72.9%
0.001 - 0.250..................       63.7
0.251 - 0.500..................       77.0
0.501 - 0.750..................       73.5
0.751 - 1.000..................       82.7
1.001 - 1.250..................       77.9
1.251 - 1.500..................       92.3
1.501 - 1.750..................       81.2
1.751 - 2.000..................       89.2
2.001 - 2.250..................       88.7
2.251 - 2.500..................       96.1
2.501 - 2.750..................       90.4
2.751 - 3.000..................       91.1
3.001 - 3.250..................       94.4
3.251 - 3.500..................       98.3
3.501 - 3.750..................       94.4
3.751 - 4.000..................       95.0
4.001 - 4.250..................       94.0
4.251 - 4.500..................       96.2
4.501 - 4.750..................       96.7
4.751 - 5.000..................       94.7
5.001 - 5.250..................       96.7
5.251 - 5.500..................       97.8
5.501 - 5.750..................       94.2
5.751 - 6.000..................       95.1
6.001 - 6.250..................       94.7
6.251 - 6.500..................       95.0
6.501 - 6.750..................       92.4
6.751 - 7.000..................       90.0
7.251 - 7.500..................       90.0
         Total

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.147%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                              Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                              Percent of                Weighted    Weighted      Weighted
                                     Aggregate      Number    Aggregate     Average     Average     Average       Average
                                     Principal        of      Principal     Current      Gross      Remaining     Credit
         Range of Credit              Balance      Mortgage    Balance     Principal    Mortgage      Term         Bureau
   Limit Utilization Rates (%)      Outstanding     Loans    Outstanding    Balance       Rate      (months)     Risk Score
--------------------------------  --------------- ---------- ------------ ------------ ----------- ----------- -------------
 0.01 - 10.00..................    $     142,624        38        0.06%    $    3,753       5.499%     300.53        727
10.01 - 20.00..................          564,122        56        0.23         10,074       4.803      299.38        713
20.01 - 30.00..................        1,128,277        66        0.47         17,095       4.715      299.59        718
30.01 - 40.00..................        2,050,552        87        0.85         23,570       4.867      299.71        710
40.01 - 50.00..................        3,343,537       117        1.39         28,577       4.796      299.75        713
50.01 - 60.00..................        4,326,485       129        1.79         33,539       4.713      299.90        723
60.01 - 70.00..................        5,937,321       169        2.46         35,132       4.477      299.96        720
70.01 - 80.00..................        8,041,420       210        3.33         38,292       4.742      299.78        706
80.01 - 90.00..................        8,066,858       197        3.34         40,949       4.459      299.97        705
90.01 - 100.00.................      207,723,663     5,081       86.08         40,882       5.609      299.87        711
                                  --------------- ---------- ------------
         Total                     $ 241,324,861     6,150      100.00%
                                  =============== ========== ============



                                      Weighted
                                      Average
                                      Combined
         Range of Credit            Loan-to-Value
   Limit Utilization Rates (%)          Ratio
--------------------------------   --------------
 0.01 - 10.00..................        61.5%
10.01 - 20.00..................        67.8
20.01 - 30.00..................        70.1
30.01 - 40.00..................        68.2
40.01 - 50.00..................        73.0
50.01 - 60.00..................        76.8
60.01 - 70.00..................        76.4
70.01 - 80.00..................        77.9
80.01 - 90.00..................        83.7
90.01 - 100.00.................        90.1
         Total

         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 92.64%.



                                    Maximum Loan Rates for the Group 1 Mortgage Loans

                                                               Percent of                Weighted    Weighted    Weighted
                                    Aggregate     Number       Aggregate     Average     Average     Average      Average
                                    Principal       of         Principal     Current      Gross      Remaining    Credit
                                     Balance      Mortgage      Balance     Principal    Mortgage      Term       Bureau
    Maximum Loan Rates (%)         Outstanding     Loans      Outstanding    Balance       Rate      (months)   Risk Score
------------------------------  ---------------- ---------- ------------- ------------ ----------- ----------- ------------
 11.949......................    $   8,091,139         86        3.35%    $   94,083       5.586%     300.00        706
 12.000......................           50,000          1        0.02         50,000       6.750      349.00        726
 16.000......................       10,015,881        255        4.15         39,278       5.064      299.97        712
 17.000......................       20,509,525        551        8.50         37,222       5.852      299.97        709
 18.000......................      202,658,316      5,257       83.98         38,550       5.451      299.83        712
                                ---------------- ---------- -------------
        Total                    $ 241,324,861      6,150      100.00%
                                ================ ========== =============


                                    Weighted
                                    Average
                                    Combined
                                  Loan-to-Value
    Maximum Loan Rates (%)            Ratio
------------------------------   --------------
 11.949......................        99.9%
 12.000......................       100.0
 16.000......................        87.3
 17.000......................        88.7
 18.000......................        87.9
        Total

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.628%.


                                      Credit Limits for the Group 1 Mortgage Loans

                                                              Percent of                 Weighted    Weighted      Weighted
                                   Aggregate      Number      Aggregate     Average      Average     Average       Average
                                   Principal       of         Principal     Current       Gross      Remaining      Credit
                                    Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
  Range of Credit Limits ($)      Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
      0.01 -  10,000.00......    $      51,561          8        0.02%    $    6,445      6.565%      299.44         706
 10,000.01 -  20,000.00......        4,608,335        268        1.91         17,195      5.326       299.85         706
 20,000.01 -  30,000.00......       46,568,584      1,865       19.30         24,970      5.364       299.95         712
 30,000.01 -  40,000.00......       48,204,201      1,454       19.97         33,153      5.490       299.90         712
 40,000.01 -  50,000.00......       42,222,309      1,024       17.50         41,233      5.403       299.86         714
 50,000.01 -  60,000.00......       26,699,513        519       11.06         51,444      5.791       299.85         714
 60,000.01 -  70,000.00......       19,375,835        325        8.03         59,618      5.843       299.96         708
 70,000.01 -  80,000.00......       10,565,197        177        4.38         59,690      5.194       299.14         711
 80,000.01 -  90,000.00......        8,305,477        118        3.44         70,385      5.150       299.89         693
 90,000.01 - 100,000.00......       16,667,767        225        6.91         74,079      5.099       299.94         706
100,000.01 - 125,000.00......        7,400,058         74        3.07        100,001      5.839       300.00         704
125,000.01 - 150,000.00......       10,109,998         88        4.19        114,886      5.563       299.77         719
150,000.01 - 175,000.00......          505,313          4        0.21        126,328      6.649       300.00         740
225,000.01 - 250,000.00......           40,713          1        0.02         40,713      4.750       300.00         805
                                --------------- ----------- -------------
         Total                   $ 241,324,861      6,150      100.00%
                                =============== =========== =============


                                   Weighted
                                   Average
                                   Combined
                                 Loan-to-Value
  Range of Credit Limits ($)        Ratio
------------------------------  ---------------
      0.01 -  10,000.00......        76.3%
 10,000.01 -  20,000.00......        84.9
 20,000.01 -  30,000.00......        91.1
 30,000.01 -  40,000.00......        90.9
 40,000.01 -  50,000.00......        89.0
 50,000.01 -  60,000.00......        91.0
 60,000.01 -  70,000.00......        89.8
 70,000.01 -  80,000.00......        80.9
 80,000.01 -  90,000.00......        86.6
 90,000.01 - 100,000.00......        74.5
100,000.01 - 125,000.00......        87.8
125,000.01 - 150,000.00......        84.9
150,000.01 - 175,000.00......        82.4
225,000.01 - 250,000.00......        46.8
         Total

         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $43,570.


                                      Lien Priority for the Group 1 Mortgage Loans

                                                                 Percent of                 Weighted    Weighted      Weighted
                                      Aggregate      Number      Aggregate     Average      Average     Average       Average
                                      Principal       of         Principal     Current       Gross      Remaining      Credit
                                       Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
          Lien Priority              Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
---------------------------------- --------------- ----------- ------------- ------------ ----------- ------------ -------------
Second Liens.....................  $  241,324,861     6,150       100.00%    $   39,240      5.474%      299.87         711
                                   --------------- ----------- -------------
         Total                     $  241,324,861     6,150       100.00%
                                   =============== =========== =============


                                       Weighted
                                       Average
                                       Combined
                                     Loan-to-Value
          Lien Priority                 Ratio
----------------------------------  ---------------
Second Liens.....................        88.3%
         Total




                                    Delinquency Status for the Group 1 Mortgage Loans

                                                                  Percent of                 Weighted    Weighted      Weighted
                                       Aggregate      Number      Aggregate     Average      Average     Average       Average
                                       Principal       of         Principal     Current       Gross      Remaining      Credit
                                        Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
       Delinquency Status             Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
----------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
Current...........................  $  241,324,861     6,150       100.00%    $   39,240      5.474%      299.87         711
                                    --------------- ----------- -------------
         Total                      $  241,324,861     6,150       100.00%
                                    =============== =========== =============


                                      Weighted
                                      Average
                                      Combined
                                    Loan-to-Value
       Delinquency Status              Ratio
---------------------------------- ---------------
Current...........................      88.3%
         Total




                                     Origination Year for the Group 1 Mortgage Loans

                                                                Percent of                 Weighted    Weighted      Weighted
                                     Aggregate      Number      Aggregate     Average      Average     Average       Average
                                     Principal       of         Principal     Current       Gross      Remaining      Credit
                                      Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
        Origination Year            Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
--------------------------------- --------------- ----------- ------------- ------------ ----------- ------------ -------------
1999............................  $       83,243          2        0.03%    $    41,622     8.750%      240.00         706
2002............................          55,494          2        0.02          27,747     7.983       271.00         736
2003............................         296,793         12        0.12          24,733     5.936       285.45         754
2004............................     240,889,331      6,134       99.82          39,271     5.471       299.91         711
                                  --------------- ----------- -------------
         Total                    $  241,324,861      6,150      100.00%
                                  =============== =========== =============


                                    Weighted
                                    Average
                                    Combined
                                  Loan-to-Value
       Origination Year              Ratio
-------------------------------- ---------------
999............................      100.0%
002............................       91.1
003............................       80.9
004............................       88.3
        Total


                                                      Loan Group 2

                                    Principal Balances for the Group 2 Mortgage Loans

                                                               Percent of                 Weighted    Weighted      Weighted
                                    Aggregate      Number      Aggregate     Average      Average     Average       Average
                                    Principal       of         Principal     Current       Gross      Remaining      Credit
       Range of Principal            Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
          Balances ($)             Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
------------------------------   --------------- ----------- ------------- ------------ ----------- ------------ -------------
      0.01 - 10,000.00........    $   5,284,329        812        1.18%    $    6,508      5.036%      299.27         713
 10,000.01 - 20,000.00........       21,236,597      1,402        4.74         15,147      5.262       299.77         715
 20,000.01 - 30,000.00........        3,204,958        123        0.72         26,057      5.412       299.52         706
 30,000.01 - 40,000.00........        9,459,035        251        2.11         37,685      5.771       299.78         709
 40,000.01 - 50,000.00........       18,498,869        403        4.13         45,903      6.126       299.93         713
 50,000.01 - 60,000.00........       21,077,171        378        4.70         55,760      6.114       299.98         716
 60,000.01 - 70,000.00........       22,603,090        344        5.04         65,707      6.092       299.98         717
 70,000.01 - 80,000.00........       28,042,925        373        6.26         75,182      6.187       299.64         718
 80,000.01 - 90,000.00........       17,688,826        206        3.95         85,868      6.269       299.36         716
 90,000.01 - 100,000.00.......       25,246,493        260        5.63         97,102      5.965       299.95         715
100,000.01 - 125,000.00.......       37,919,966        336        8.46        112,857      6.378       299.94         713
125,000.01 - 150,000.00.......       35,996,714        255        8.03        141,164      6.313       299.89         709
150,000.01 - 175,000.00.......       14,690,418         90        3.28        163,227      5.935       298.60         718
175,000.01 - 200,000.00.......       22,297,895        117        4.98        190,580      5.423       299.74         711
200,000.01 - 225,000.00.......        7,845,987         37        1.75        212,054      5.875       299.95         710
225,000.01 - 250,000.00.......       10,411,668         43        2.32        242,132      5.658       299.95         719
250,000.01 - 275,000.00.......        5,280,981         20        1.18        264,049      5.744       299.95         713
275,000.01 - 300,000.00.......       12,358,547         42        2.76        294,251      5.347       299.81         729
300,000.01 - 325,000.00.......        7,822,078         25        1.75        312,883      5.807       299.88         709
325,000.01 - 350,000.00.......        6,771,419         20        1.51        338,571      5.832       299.90         712
350,000.01 - 375,000.00.......        3,299,542          9        0.74        366,616      5.677       299.78         715
375,000.01 - 400,000.00.......        9,479,181         24        2.12        394,966      5.802       299.88         723
400,000.01 - 425,000.00.......        4,942,463         12        1.10        411,872      5.814       299.34         720
425,000.01 - 450,000.00.......        6,181,463         14        1.38        441,533      5.720       299.93         722
450,000.01 - 475,000.00.......        6,477,948         14        1.45        462,711      5.840       299.93         716
475,000.01 - 500,000.00.......       13,950,936         28        3.11        498,248      5.705       299.79         722
500,000.01 - 525,000.00.......        3,095,425          6        0.69        515,904      5.766       300.00         734
525,000.01 - 550,000.00.......        1,622,000          3        0.36        540,667      5.876       299.67         760
550,000.01 - 575,000.00.......        2,253,390          4        0.50        563,348      4.622       299.75         717
575,000.01 - 600,000.00.......        4,776,250          8        1.07        597,031      6.508       298.75         714
600,000.01 - 625,000.00.......          610,000          1        0.14        610,000      3.990       300.00         752
625,000.01 - 650,000.00.......        2,563,513          4        0.57        640,878      4.937       300.00         704
650,000.01 - 675,000.00.......        1,333,000          2        0.30        666,500      6.057       299.01         693
675,000.01 - 700,000.00.......        4,868,400          7        1.09        695,486      6.517       299.86         698
700,000.01 - 725,000.00.......          709,999          1        0.16        709,999      7.250       299.00         743
725,000.01 - 750,000.00.......        2,990,521          4        0.67        747,630      4.969       300.00         706
750,000.01 - 775,000.00.......        3,846,000          5        0.86        769,200      4.543       300.00         696
775,000.01 - 800,000.00.......        4,736,986          6        1.06        789,498      5.124       299.83         733
800,000.01 - 825,000.00.......        3,261,816          4        0.73        815,454      5.087       299.26         719
825,000.01 - 850,000.00.......          840,000          1        0.19        840,000      4.750       300.00         746
875,000.01 - 900,000.00.......        2,690,000          3        0.60        896,667      5.080       298.67         750
975,000.01 - 1,000,000.00.....       12,986,900         13        2.90        998,992      5.066       299.61         721
Greater than 1,000,000.00.....       16,921,340         12        3.78      1,410,112      5.548       299.63         716
                                 --------------- ----------- -------------
         Total                     $448,175,038      5,722      100.00%
                                 =============== =========== =============


                                   Weighted
                                   Average
                                   Combined
       Range of Principal        Loan-to-Value
          Balances ($)              Ratio
------------------------------  --------------
      0.01 - 10,000.00........      80.8%
 10,000.01 - 20,000.00........      86.9
 20,000.01 - 30,000.00........      78.8
 30,000.01 - 40,000.00........      85.6
 40,000.01 - 50,000.00........      86.7
 50,000.01 - 60,000.00........      88.8
 60,000.01 - 70,000.00........      90.3
 70,000.01 - 80,000.00........      91.9
 80,000.01 - 90,000.00........      91.5
 90,000.01 - 100,000.00.......      86.2
100,000.01 - 125,000.00.......      89.9
125,000.01 - 150,000.00.......      86.0
150,000.01 - 175,000.00.......      87.8
175,000.01 - 200,000.00.......      82.1
200,000.01 - 225,000.00.......      87.4
225,000.01 - 250,000.00.......      83.3
250,000.01 - 275,000.00.......      79.8
275,000.01 - 300,000.00.......      78.1
300,000.01 - 325,000.00.......      85.3
325,000.01 - 350,000.00.......      84.5
350,000.01 - 375,000.00.......      85.8
375,000.01 - 400,000.00.......      78.6
400,000.01 - 425,000.00.......      86.3
425,000.01 - 450,000.00.......      84.1
450,000.01 - 475,000.00.......      79.8
475,000.01 - 500,000.00.......      74.5
500,000.01 - 525,000.00.......      88.6
525,000.01 - 550,000.00.......      81.8
550,000.01 - 575,000.00.......      80.9
575,000.01 - 600,000.00.......      81.3
600,000.01 - 625,000.00.......      80.0
625,000.01 - 650,000.00.......      74.0
650,000.01 - 675,000.00.......      80.0
675,000.01 - 700,000.00.......      84.7
700,000.01 - 725,000.00.......      95.0
725,000.01 - 750,000.00.......      81.7
750,000.01 - 775,000.00.......      82.8
775,000.01 - 800,000.00.......      84.4
800,000.01 - 825,000.00.......      74.3
825,000.01 - 850,000.00.......      80.0
875,000.01 - 900,000.00.......      78.4
975,000.01 - 1,000,000.00.....      73.2
Greater than 1,000,000.00.....      76.8
         Total

         As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $78,325.



                                      Loan Programs for the Group 2 Mortgage Loans

                                                                Percent of                 Weighted    Weighted      Weighted
                                    Aggregate      Number      Aggregate     Average      Average     Average       Average
                                    Principal       of         Principal     Current       Gross      Remaining      Credit
                                     Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
 Description of Loan Programs      Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
-------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
10 Year Draw, 20 Year Repay...   $        1,000          1       (1)        $    1,000     6.500%      347.00        777
5 Year Draw, 10 Year Repay....          327,050          3        0.07%        109,017     5.425       180.00        710
10 Year Draw, 15 Year Repay...      447,657,488      5,715       99.88          78,330     5.853       299.84        716
15 Year Draw, 10 Year Repay...          189,500          3        0.04          63,167     7.600       300.00        735
                                 --------------- ----------- -------------
         Total                   $  448,175,038      5,722      100.00%
                                 =============== =========== =============


                                      Weighted
                                     Average
                                     Combined
                                   Loan-to-Value
 Description of Loan Programs         Ratio
-------------------------------   ---------------
10 Year Draw, 20 Year Repay...        83.5%
5 Year Draw, 10 Year Repay....        90.7
10 Year Draw, 15 Year Repay...        85.0
15 Year Draw, 10 Year Repay...        92.3
         Total

--------------

(1) Less than 0.01%



                                        Loan Rates for the Group 2 Mortgage Loans

                                                                Percent of                 Weighted    Weighted      Weighted
                                     Aggregate      Number      Aggregate     Average      Average     Average       Average
                                     Principal       of         Principal     Current       Gross      Remaining      Credit
                                      Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
    Range of Loan Rates (%)         Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
-------------------------------- --------------- ----------- ------------- ------------ ----------- ------------ -------------
Less than or equal to 3.000....   $     175,000          1        0.04%    $  175,000      3.000%     300.00        762
 3.001 - 3.500.................         861,959         13        0.19         66,305      3.475      299.86        687
 3.501 - 4.000.................      85,108,191      1,507       18.99         56,475      3.939      299.69        710
 4.001 - 4.500.................       7,566,922         50        1.69        151,338      4.415      299.86        725
 4.501 - 5.000.................     110,803,808      1,503       24.72         73,722      4.937      299.81        724
 5.001 - 5.500.................      38,018,667        391        8.48         97,234      5.346      299.84        722
 5.501 - 6.000.................      40,613,828        325        9.06        124,966      5.841      299.80        717
 6.001 - 6.500.................      27,190,439        190        6.07        143,108      6.313      299.62        712
 6.501 - 7.000.................      24,502,983        243        5.47        100,835      6.830      299.74        706
 7.001 - 7.500.................      35,337,608        469        7.88         75,347      7.346      299.29        723
 7.501 - 8.000.................      29,872,745        420        6.67         71,126      7.769      299.86        698
 8.001 - 8.500.................      17,532,137        252        3.91         69,572      8.389      299.92        711
 8.501 - 9.000.................      10,033,465        142        2.24         70,658      8.837      299.89        716
 9.001 - 9.500.................      13,937,050        146        3.11         95,459      9.307      299.96        719
 9.501 - 10.000................       3,428,503         38        0.76         90,224      9.748      300.00        699
10.001 - 10.500................       2,039,362         22        0.46         92,698     10.260      299.97        680
10.501 - 11.000................         526,298          4        0.12        131,575     10.898      300.00        697
11.001 - 11.500................         270,525          3        0.06         90,175     11.250      300.00        633
12.001 - 12.500................         355,550          3        0.08        118,517     12.453      300.00        668
                                 --------------- ----------- -------------
         Total                    $ 448,175,038      5,722      100.00%
                                 =============== =========== =============


                                      Weighted
                                      Average
                                      Combined
                                    Loan-to-Value
    Range of Loan Rates (%)            Ratio
--------------------------------  ----------------
Less than or equal to 3.000....      99.2%
 3.001 - 3.500.................      84.2
 3.501 - 4.000.................      82.6
 4.001 - 4.500.................      81.2
 4.501 - 5.000.................      85.3
 5.001 - 5.500.................      79.3
 5.501 - 6.000.................      77.9
 6.001 - 6.500.................      83.0
 6.501 - 7.000.................      83.8
 7.001 - 7.500.................      89.6
 7.501 - 8.000.................      90.2
 8.001 - 8.500.................      95.0
 8.501 - 9.000.................      92.9
 9.001 - 9.500.................      95.0
 9.501 - 10.000................      95.9
10.001 - 10.500................      97.3
10.501 - 11.000................      95.8
11.001 - 11.500................      98.2
12.001 - 12.500................      95.6
         Total

         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.853%.



                          Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                                Percent of                 Weighted    Weighted      Weighted
                                     Aggregate      Number      Aggregate     Average      Average     Average       Average
                                     Principal       of         Principal     Current       Gross      Remaining      Credit
  Range of Months Remaining to        Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
       Scheduled Maturity           Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
--------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
169 - 180.......................  $      327,050          3       0.07%      $  109,017     5.425%      180.00         710
217 - 228.......................          12,010          2      (1)              6,005     5.045       218.48         778
277 - 288.......................         470,976         34       0.11           13,852     5.749       283.79         761
289 - 300.......................     447,364,002      5,682      99.82           78,734     5.854       299.86         716
337 - 348.......................           1,000          1      (1)              1,000     6.500       347.00         777
                                  --------------- ----------- -------------
         Total                    $  448,175,038      5,722     100.00%
                                  =============== =========== =============


                                     Weighted
                                     Average
                                     Combined
  Range of Months Remaining to     Loan-to-Value
       Scheduled Maturity             Ratio
--------------------------------  ---------------
169 - 180.......................       90.7%
217 - 228.......................       71.1
277 - 288.......................       71.9
289 - 300.......................       85.0
337 - 348.......................       83.5
         Total

--------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 300.

         The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.



                              Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                                    Percent of                 Weighted    Weighted      Weighted
                                         Aggregate      Number      Aggregate     Average      Average     Average       Average
                                         Principal       of         Principal     Current       Gross      Remaining      Credit
  Range of Combined Loan-to-Value         Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
             Ratio (%)                  Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
------------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
10.01 - 20.00......................   $       31,000        2          0.01%    $    15,500     3.990%      300.00        730
20.01 - 30.00......................          197,500        5          0.04          39,500     4.119       300.00        759
30.01 - 40.00......................          808,512       20          0.18          40,426     4.800       300.00        724
40.01 - 50.00......................        5,888,547       70          1.31          84,122     5.013       299.95        732
50.01 - 60.00......................       13,414,488      143          2.99          93,808     5.221       299.75        715
60.01 - 70.00......................       44,500,528      466          9.93          95,495     5.362       299.68        717
70.01 - 80.00......................      104,107,280      873         23.23         119,252     5.256       299.77        710
80.01 - 90.00......................      157,661,800    2,624         35.18          60,085     6.060       299.67        714
90.01 - 100.00.....................      121,565,383    1,519         27.12          80,030     6.398       299.86        721
                                      --------------- ----------- -------------
         Total                        $  448,175,038    5,722        100.00%
                                      =============== =========== =============


                                          Weighted
                                          Average
                                          Combined
  Range of Combined Loan-to-Value       Loan-to-Value
             Ratio (%)                     Ratio
------------------------------------   ---------------
10.01 - 20.00......................         17.2%
20.01 - 30.00......................         24.0
30.01 - 40.00......................         36.8
40.01 - 50.00......................         45.8
50.01 - 60.00......................         56.4
60.01 - 70.00......................         66.3
70.01 - 80.00......................         77.9
80.01 - 90.00......................         88.9
90.01 - 100.00.....................         98.3
         Total

         As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 85.00%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                 Geographic Distribution for the Group 2 Mortgage Loans

                                                            Percent of                 Weighted    Weighted      Weighted
                                 Aggregate      Number      Aggregate     Average      Average     Average       Average
                                 Principal       of         Principal     Current       Gross      Remaining      Credit
                                  Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
            State               Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
----------------------------- --------------- ----------- ------------- ------------ ----------- ------------ -------------
Alabama.....................   $  1,745,823       56          0.39%     $   31,175      5.927%      299.85        724
Arizona.....................      5,568,274      177          1.24          31,459      5.712       299.81        719
Arkansas....................        207,450        4          0.05          51,863      4.004       300.00        778
California..................    255,103,103    2,117         56.92         120,502      5.924       299.66        717
Colorado....................     11,636,031      166          2.60          70,097      5.894       299.90        727
Connecticut.................      5,523,638       75          1.23          73,649      5.958       300.00        713
Delaware....................        215,371        9          0.05          23,930      4.590       299.75        669
District of Columbia........        957,862       13          0.21          73,682      5.623       299.97        718
Florida.....................     23,926,825      373          5.34          64,147      6.363       299.73        709
Georgia.....................      4,362,513       90          0.97          48,472      5.941       299.61        704
Hawaii......................      4,473,336       39          1.00         114,701      6.711       299.85        705
Idaho.......................      1,031,296       45          0.23          22,918      5.805       299.86        730
Illinois....................     11,759,791      200          2.62          58,799      5.457       299.91        722
Indiana.....................      1,933,023       81          0.43          23,864      5.299       299.94        699
Iowa........................        282,865       11          0.06          25,715      5.103       300.00        760
Kansas......................        669,139       30          0.15          22,305      4.809       299.81        720
Kentucky....................      1,357,310       54          0.30          25,135      5.018       300.00        701
Louisiana...................        718,137       26          0.16          27,621      4.974       299.88        723
Maine.......................        103,873       11          0.02           9,443      4.967       299.96        700
Maryland....................      4,625,979       79          1.03          58,557      5.603       299.92        721
Massachusetts...............     11,193,281      149          2.50          75,123      5.811       299.98        713
Michigan....................      3,032,621      120          0.68          25,272      5.323       299.88        707
Minnesota...................      2,566,890       66          0.57          38,892      5.869       299.93        705
Mississippi.................        155,608       14          0.03          11,115      4.542       299.97        698
Missouri....................      3,024,779       93          0.67          32,525      5.046       299.89        716
Montana.....................        613,150       15          0.14          40,877      5.821       300.00        738
Nebraska....................         75,227        6          0.02          12,538      4.165       300.00        710
Nevada......................     11,775,193      183          2.63          64,345      6.052       299.84        721
New Hampshire...............        853,253       22          0.19          38,784      4.968       299.92        704
New Jersey..................     13,953,450      178          3.11          78,390      5.909       299.92        711
New Mexico..................        391,017       21          0.09          18,620      6.213       299.88        733
New York....................     19,142,922      196          4.27          97,668      5.582       299.76        709
North Carolina..............      4,393,137      109          0.98          40,304      5.580       299.93        709
North Dakota................         38,253        4          0.01           9,563      4.807       299.83        735
Ohio........................      2,926,861       94          0.65          31,137      6.215       299.92        710
Oklahoma....................        376,129       24          0.08          15,672      5.199       300.00        708
Oregon......................      3,039,861       58          0.68          52,411      5.033       299.99        729
Pennsylvania................      4,047,185      130          0.90          31,132      5.158       299.92        720
Rhode Island................      1,317,550       16          0.29          82,347      6.795       299.98        694
South Carolina..............      2,200,467       45          0.49          48,899      5.361       299.95        716
South Dakota................         35,280        3          0.01          11,760      3.990       300.00        723
Tennessee...................      2,081,259       58          0.46          35,884      5.806       299.53        708
Texas.......................      2,182,000       35          0.49          62,343      4.461       299.59        718
Utah........................      3,109,048       54          0.69          57,575      6.054       299.97        693
Vermont.....................        124,000        4          0.03          31,000      5.318       300.00        673
Virginia....................      7,740,428      141          1.73          54,897      5.673       299.98        711
Washington..................      9,261,043      141          2.07          65,681      5.316       299.97        724
West Virginia...............        186,601       14          0.04          13,329      5.006       299.52        719
Wisconsin...................      2,096,403       69          0.47          30,383      4.976       299.99        712
Wyoming.....................         40,500        4          0.01          10,125      4.763       300.00        695
                              --------------- ----------- -------------
         Total                 $448,175,038    5,722        100.00%
                              =============== =========== =============


                                  Weighted
                                  Average
                                  Combined
                                Loan-to-Value
            State                  Ratio
-----------------------------  ---------------
Alabama.....................        88.0%
Arizona.....................        89.4
Arkansas....................        80.0
California..................        84.5
Colorado....................        85.1
Connecticut.................        83.0
Delaware....................        89.2
District of Columbia........        96.2
Florida.....................        85.7
Georgia.....................        89.0
Hawaii......................        81.8
Idaho.......................        86.6
Illinois....................        87.7
Indiana.....................        92.7
Iowa........................        91.7
Kansas......................        95.1
Kentucky....................        90.5
Louisiana...................        92.2
Maine.......................        84.5
Maryland....................        86.5
Massachusetts...............        84.0
Michigan....................        89.9
Minnesota...................        87.7
Mississippi.................        93.6
Missouri....................        92.9
Montana.....................        80.3
Nebraska....................        93.2
Nevada......................        85.1
New Hampshire...............        80.2
New Jersey..................        84.0
New Mexico..................        88.3
New York....................        78.4
North Carolina..............        86.1
North Dakota................        93.0
Ohio........................        87.2
Oklahoma....................        91.3
Oregon......................        87.0
Pennsylvania................        87.6
Rhode Island................        91.3
South Carolina..............        88.0
South Dakota................        97.2
Tennessee...................        89.7
Texas.......................        81.9
Utah........................        88.5
Vermont.....................        55.4
Virginia....................        87.2
Washington..................        85.8
West Virginia...............        90.5
Wisconsin...................        92.5
Wyoming.....................        90.0
         Total



                           Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                                  Percent of                   Weighted    Weighted      Weighted
                                       Aggregate      Number      Aggregate       Average      Average     Average       Average
                                       Principal       of         Principal       Current       Gross      Remaining      Credit
                                        Balance      Mortgage      Balance       Principal     Mortgage      Term         Bureau
       Range of Credit Scores         Outstanding     Loans      Outstanding      Balance        Rate      (months)     Risk Score
----------------------------------  --------------- ----------- -------------   ------------ ----------- ------------ -------------
821 - 840........................    $   1,093,567       13         0.24%       $    84,121     5.776%      299.90         828
801 - 820........................        7,205,026      127         1.61             56,732     5.375       299.88         807
781 - 800........................       28,420,816      318         6.34             89,374     5.684       299.54         789
761 - 780........................       43,552,456      555         9.72             78,473     5.578       299.79         769
741 - 760........................       57,579,338      696        12.85             82,729     5.785       299.80         750
721 - 740........................       65,600,890      838        14.64             78,283     5.866       299.54         730
701 - 720........................       72,715,037      937        16.22             77,604     6.020       299.77         710
681 - 700........................       65,388,593      789        14.59             82,875     5.962       299.87         691
661 - 680........................       62,143,508      794        13.87             78,266     6.046       299.71         670
641 - 660........................       24,679,986      382         5.51             64,607     5.610       299.88         652
621 - 640........................       16,958,123      237         3.78             71,553     5.810       299.96         632
601 - 620........................        2,820,898       35         0.63             80,597     5.545       299.72         614
581 - 600........................           16,800        1         0.00             16,800     3.990       300.00         592
                                    --------------- ----------- -------------
         Total                       $ 448,175,038    5,722      100.00%
                                    =============== =========== =============


                                        Weighted
                                        Average
                                        Combined
                                      Loan-to-Value
       Range of Credit Scores            Ratio
----------------------------------   ---------------
821 - 840........................         90.9%
801 - 820........................         87.0
781 - 800........................         82.9
761 - 780........................         83.3
741 - 760........................         84.5
721 - 740........................         87.5
701 - 720........................         86.6
681 - 700........................         85.2
661 - 680........................         84.2
641 - 660........................         84.6
621 - 640........................         80.5
601 - 620........................         81.0
581 - 600........................         90.0
         Total

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 716.



                                      Property Type for the Group 2 Mortgage Loans

                                                                  Percent of                 Weighted    Weighted      Weighted
                                       Aggregate      Number      Aggregate     Average      Average     Average       Average
                                       Principal       of         Principal     Current       Gross      Remaining      Credit
                                        Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
           Property Type              Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
----------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
Single Family...................     $ 302,709,477     3,975        67.54%    $    76,153     5.827%      299.71        713
Planned Unit Development (PUD)..        99,312,801     1,102        22.16          90,121     5.748       299.88        721
Low Rise Condominium............        29,139,357       483         6.50          60,330     6.199       299.65        725
2-4 Units.......................        11,262,459        88         2.51         127,982     6.487       299.81        723
High Rise Condominium...........         5,348,823        60         1.19          89,147     6.200       299.90        718
Manufactured House(1)...........           402,122        14         0.09          28,723     4.251       300.00        731
                                    --------------- ----------- -------------
         Total                       $ 448,175,038     5,722       100.00%
                                    =============== =========== =============


                                       Weighted
                                       Average
                                       Combined
                                     Loan-to-Value
           Property Type                Ratio
----------------------------------  ---------------
Single Family...................        84.6%
Planned Unit Development (PUD)..        84.5
Low Rise Condominium............        89.6
2-4 Units.......................        87.8
High Rise Condominium...........        84.6
Manufactured House(1)...........        75.2
         Total

---------------
(1) Treated as real property.


                                      Gross Margins for the Group 2 Mortgage Loans

                                                                  Percent of                 Weighted    Weighted      Weighted
                                       Aggregate      Number      Aggregate     Average      Average     Average       Average
                                       Principal       of         Principal     Current       Gross      Remaining      Credit
                                        Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
Range of Gross Margins (%)            Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
----------------------------------- --------------- ----------- ------------- ------------ ----------- ------------ -------------
Less than or equal to 0.000.......   $  74,778,075      515         16.69%    $  145,200      4.684%      299.72         731
0.001 - 0.250.....................      11,360,307      124          2.53         91,615      4.654       299.74         720
0.251 - 0.500.....................      45,407,548      506         10.13         89,738      4.801       299.90         721
0.501 - 0.750.....................      14,715,414      122          3.28        120,618      5.101       299.80         707
0.751 - 1.000.....................      43,290,229      319          9.66        135,706      5.555       299.39         726
1.001 - 1.250.....................      18,810,886      241          4.20         78,053      5.477       299.73         703
1.251 - 1.500.....................      18,565,428      172          4.14        107,939      5.647       299.61         708
1.501 - 1.750.....................      15,741,925      154          3.51        102,220      6.124       299.77         684
1.751 - 2.000.....................      28,108,934      658          6.27         42,719      5.673       299.84         729
2.001 - 2.250.....................      29,998,636      494          6.69         60,726      5.543       299.89         714
2.251 - 2.500.....................      38,603,404      712          8.61         54,218      6.595       299.65         731
2.501 - 2.750.....................      29,354,634      407          6.55         72,124      7.194       299.59         700
2.751 - 3.000.....................      18,206,232      322          4.06         56,541      5.824       299.92         686
3.001 - 3.250.....................       5,270,695       78          1.18         67,573      6.769       299.89         686
3.251 - 3.500.....................      19,753,613      386          4.41         51,175      7.355       299.95         708
3.501 - 3.750.....................       5,187,644      116          1.16         44,721      7.659       299.84         699
3.751 - 4.000.....................       5,827,687       78          1.30         74,714      6.802       299.93         699
4.001 - 4.250.....................       9,818,655      137          2.19         71,669      8.590       299.98         723
4.251 - 4.500.....................       7,447,147       93          1.66         80,077      9.001       299.95         703
4.501 - 4.750.....................       2,998,658       23          0.67        130,376      8.748       299.98         698
4.751 - 5.000.....................       1,054,536       20          0.24         52,727      8.050       300.00         681
5.001 - 5.250.....................       1,730,332       19          0.39         91,070     10.205       300.00         680
5.251 - 5.500.....................         809,679       12          0.18         67,473      8.037       299.93         671
5.501 - 5.750.....................         118,608        3          0.03         39,536      9.872       300.00         675
5.751 - 6.000.....................         730,066        4          0.16        182,517     10.170       300.00         669
6.001 - 6.250.....................          11,025        1         (1)           11,025     11.250       300.00         689
6.251 - 6.500.....................           2,500        1         (1)            2,500     11.250       300.00         647
7.001 - 7.250.....................         463,550        4          0.10        115,888     11.824       300.00         671
7.751 - 8.000.....................           8,990        1         (1)            8,990      5.000       300.00         629
                                    --------------- ----------- -------------
         Total                       $ 448,175,038    5,722        100.00%


                                      Weighted
                                      Average
                                      Combined
                                    Loan-to-Value
Range of Gross Margins (%)             Ratio
---------------------------------- ---------------
Less than or equal to 0.000.......     80.0%
0.001 - 0.250.....................     74.7
0.251 - 0.500.....................     77.4
0.501 - 0.750.....................     75.7
0.751 - 1.000.....................     79.7
1.001 - 1.250.....................     79.8
1.251 - 1.500.....................     85.2
1.501 - 1.750.....................     81.1
1.751 - 2.000.....................     87.8
2.001 - 2.250.....................     87.7
2.251 - 2.500.....................     91.9
2.501 - 2.750.....................     90.8
2.751 - 3.000.....................     91.9
3.001 - 3.250.....................     90.7
3.251 - 3.500.....................     97.0
3.501 - 3.750.....................     91.3
3.751 - 4.000.....................     96.7
4.001 - 4.250.....................     94.8
4.251 - 4.500.....................     96.2
4.501 - 4.750.....................     96.5
4.751 - 5.000.....................     92.6
5.001 - 5.250.....................     96.5
5.251 - 5.500.....................     97.6
5.501 - 5.750.....................     98.2
5.751 - 6.000.....................     96.5
6.001 - 6.250.....................     95.0
6.251 - 6.500.....................     94.0
7.001 - 7.250.....................     94.2
7.751 - 8.000.....................     90.0
         Total

---------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 1.640%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                              Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                                    Percent of                 Weighted    Weighted      Weighted
                                         Aggregate      Number      Aggregate     Average      Average     Average       Average
                                         Principal       of         Principal     Current       Gross      Remaining      Credit
          Range of Credit                 Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
    Limit Utilization Rates (%)         Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
------------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
 0.01 - 10.00.....................     $     973,795      192          0.22%     $   5,072      5.251%      298.50        735
10.01 - 20.00......................        2,670,326      213          0.60         12,537      5.304       297.99        724
20.01 - 30.00......................        3,630,418      195          0.81         18,618      5.045       299.32        726
30.01 - 40.00......................        5,536,166      205          1.24         27,006      5.161       299.38        721
40.01 - 50.00......................        6,467,049      209          1.44         30,943      5.217       299.66        724
50.01 - 60.00......................        7,822,570      184          1.75         42,514      5.122       299.51        717
60.01 - 70.00......................       11,607,047      194          2.59         59,830      5.343       299.64        714
70.01 - 80.00......................        8,412,386      153          1.88         54,983      5.062       299.54        702
80.01 - 90.00......................        6,960,407       97          1.55         71,757      5.135       299.33        718
90.01 - 100.00.....................      394,094,873    4,080         87.93         96,592      5.945       299.80        716
                                      --------------- ----------- -------------
         Total                         $ 448,175,038    5,722        100.00%
                                      =============== =========== =============


                                          Weighted
                                          Average
                                          Combined
          Range of Credit               Loan-to-Value
    Limit Utilization Rates (%)            Ratio
------------------------------------   ---------------
 0.01 - 10.00.....................         74.4%
10.01 - 20.00......................        76.2
20.01 - 30.00......................        77.4
30.01 - 40.00......................        77.2
40.01 - 50.00......................        78.0
50.01 - 60.00......................        77.4
60.01 - 70.00......................        77.7
70.01 - 80.00......................        75.5
80.01 - 90.00......................        77.7
90.01 - 100.00.....................        86.1
         Total


         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 83.29%.




                                    Maximum Loan Rates for the Group 2 Mortgage Loans

                                                                    Percent of                 Weighted    Weighted      Weighted
                                         Aggregate      Number      Aggregate     Average      Average     Average       Average
                                         Principal       of         Principal     Current       Gross      Remaining      Credit
                                          Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
      Maximum Loan Rates (%)            Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
------------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
  6.000...........................     $      13,776        1         (1)       $     13,776    6.000%      296.00        737
 11.949............................       16,012,934       63          3.57%         254,174    5.370       300.00        707
 16.000............................       15,292,875      235          3.41           65,076    5.507       299.85        707
 17.000............................       23,555,040      390          5.26           60,398    6.289       299.69        710
 18.000............................      393,300,414    5,033         87.76           78,144    5.860       299.74        717
                                      --------------- ----------- -------------
         Total                         $ 448,175,038    5,722        100.00%
                                      =============== =========== =============


                                          Weighted
                                          Average
                                          Combined
                                        Loan-to-Value
      Maximum Loan Rates (%)               Ratio
------------------------------------   ---------------
  6.000...........................          89.9%
 11.949............................        100.0
 16.000............................         78.8
 17.000............................         84.3
 18.000............................         84.7
         Total


---------------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.663%.



                                      Credit Limits for the Group 2 Mortgage Loans

                                                                    Percent of                 Weighted    Weighted      Weighted
                                         Aggregate      Number      Aggregate     Average      Average     Average       Average
                                         Principal       of         Principal     Current       Gross      Remaining      Credit
                                          Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
    Range of Credit Limits ($)          Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
-----------------------------------   --------------- ----------- ------------- ------------ ----------- ------------ -------------
      0.01 - 10,000.00...........      $   1,088,844       138        0.24%     $    7,890      5.723%      299.83         704
 10,000.01 - 20,000.00...........         17,885,950     1,334        3.99          13,408      5.322       299.88         714
 20,000.01 - 30,000.00...........          4,350,231       343        0.97          12,683      4.873       299.68         710
 30,000.01 - 40,000.00...........          8,204,834       305        1.83          26,901      5.827       299.82         708
 40,000.01 - 50,000.00...........         17,773,536       490        3.97          36,273      6.086       299.85         713
 50,000.01 - 60,000.00...........         20,164,686       396        4.50          50,921      6.136       299.94         716
 60,000.01 - 70,000.00...........         21,654,770       358        4.83          60,488      6.106       299.95         716
 70,000.01 - 80,000.00...........         26,888,484       399        6.00          67,390      6.205       299.61         719
 80,000.01 - 90,000.00...........         17,163,026       222        3.83          77,311      6.382       299.34         718
 90,000.01 - 100,000.00..........         27,781,389       371        6.20          74,882      5.872       299.94         715
100,000.01 - 125,000.00..........         36,974,672       354        8.25         104,448      6.486       299.94         714
125,000.01 - 150,000.00..........         37,831,674       313        8.44         120,868      6.249       299.85         708
150,000.01 - 175,000.00..........         13,806,570        92        3.08         150,071      6.019       298.51         715
175,000.01 - 200,000.00..........         22,999,095       153        5.13         150,321      5.406       299.96         710
200,000.01 - 225,000.00..........          7,807,777        49        1.74         159,342      5.871       299.97         703
225,000.01 - 250,000.00..........         11,771,534        57        2.63         206,518      5.527       299.93         714
250,000.01 - 275,000.00..........          5,245,399        24        1.17         218,558      5.956       299.95         723
275,000.01 - 300,000.00..........         12,777,128        52        2.85         245,714      5.277       299.87         726
300,000.01 - 325,000.00..........          6,909,369        25        1.54         276,375      5.835       299.91         717
325,000.01 - 350,000.00..........          6,905,808        23        1.54         300,253      5.703       299.70         714
350,000.01 - 375,000.00..........          4,091,547        13        0.91         314,734      5.399       299.91         715
375,000.01 - 400,000.00..........          8,819,542        25        1.97         352,782      5.797       299.87         719
400,000.01 - 425,000.00..........          5,259,912        15        1.17         350,661      5.715       300.00         722
425,000.01 - 450,000.00..........          6,726,463        17        1.50         395,674      5.705       299.93         725
450,000.01 - 475,000.00..........          6,199,774        14        1.38         442,841      5.861       299.93         717
475,000.01 - 500,000.00..........         18,268,347        47        4.08         388,688      5.719       299.54         721
500,000.01 - 525,000.00..........          3,482,716         8        0.78         435,340      5.763       300.00         729
525,000.01 - 550,000.00..........          1,072,000         2        0.24         536,000      5.812       299.51         797
550,000.01 - 575,000.00..........          2,253,390         4        0.50         563,348      4.622       299.75         717
575,000.01 - 600,000.00..........          4,726,250         8        1.05         590,781      6.640       299.37         702
600,000.01 - 625,000.00..........            610,000         1        0.14         610,000      3.990       300.00         752
625,000.01 - 650,000.00..........          1,934,800         3        0.43         644,933      4.916       300.00         711
650,000.01 - 675,000.00..........          1,961,713         3        0.44         653,904      5.718       299.33         690
675,000.01 - 700,000.00..........          4,623,300         7        1.03         660,471      6.507       300.00         694
700,000.01 - 725,000.00..........            709,999         1        0.16         709,999      7.250       299.00         743
725,000.01 - 750,000.00..........          2,250,000         3        0.50         750,000      5.292       300.00         693
750,000.01 - 775,000.00..........          4,204,000         6        0.94         700,667      4.752       299.91         694
775,000.01 - 800,000.00..........          4,970,932         7        1.11         710,133      5.118       299.84         736
800,000.01 - 825,000.00..........          2,240,000         3        0.50         746,667      4.630       298.66         714
825,000.01 - 850,000.00..........            840,000         1        0.19         840,000      4.750       300.00         746
875,000.01 - 900,000.00..........          2,690,000         3        0.60         896,667      5.080       298.67         750
975,000.01 - 1,000,000.00........         15,786,900        19        3.52         830,889      5.088       299.36         728
Greater than 1,000,000.00........         18,468,676        14        4.12       1,319,191      5.511       299.57         717
                                      --------------- ----------- -------------
         Total                         $ 448,175,038     5,722      100.00%
                                      =============== =========== =============


                                         Weighted
                                         Average
                                         Combined
                                       Loan-to-Value
    Range of Credit Limits ($)            Ratio
------------------------------------  ---------------
      0.01 - 10,000.00...........          86.7%
 10,000.01 - 20,000.00...........          88.1
 20,000.01 - 30,000.00...........          82.7
 30,000.01 - 40,000.00...........          86.1
 40,000.01 - 50,000.00...........          86.3
 50,000.01 - 60,000.00...........          89.2
 60,000.01 - 70,000.00...........          91.0
 70,000.01 - 80,000.00...........          92.3
 80,000.01 - 90,000.00...........          92.5
 90,000.01 - 100,000.00..........          85.3
100,000.01 - 125,000.00..........          90.7
125,000.01 - 150,000.00..........          85.8
150,000.01 - 175,000.00..........          89.7
175,000.01 - 200,000.00..........          81.5
200,000.01 - 225,000.00..........          88.6
225,000.01 - 250,000.00..........          81.7
250,000.01 - 275,000.00..........          83.2
275,000.01 - 300,000.00..........          77.9
300,000.01 - 325,000.00..........          85.6
325,000.01 - 350,000.00..........          83.4
350,000.01 - 375,000.00..........          84.6
375,000.01 - 400,000.00..........          78.8
400,000.01 - 425,000.00..........          88.6
425,000.01 - 450,000.00..........          82.4
450,000.01 - 475,000.00..........          81.0
475,000.01 - 500,000.00..........          73.8
500,000.01 - 525,000.00..........          88.7
525,000.01 - 550,000.00..........          77.6
550,000.01 - 575,000.00..........          80.9
575,000.01 - 600,000.00..........          81.2
600,000.01 - 625,000.00..........          80.0
625,000.01 - 650,000.00..........          68.8
650,000.01 - 675,000.00..........          83.2
675,000.01 - 700,000.00..........          80.3
700,000.01 - 725,000.00..........          95.0
725,000.01 - 750,000.00..........          87.2
750,000.01 - 775,000.00..........          83.5
775,000.01 - 800,000.00..........          85.1
800,000.01 - 825,000.00..........          82.6
825,000.01 - 850,000.00..........          80.0
875,000.01 - 900,000.00..........          78.4
975,000.01 - 1,000,000.00........          72.8
Greater than 1,000,000.00........          76.5
         Total

         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $91,591.



                                      Lien Priority for the Group 2 Mortgage Loans

                                                                 Percent of                 Weighted    Weighted      Weighted
                                     Aggregate      Number      Aggregate     Average      Average     Average       Average
                                     Principal       of         Principal     Current       Gross      Remaining      Credit
                                      Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
           Lien Priority            Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
--------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
Second Liens....................   $ 448,175,038     5,722      100.00%      $   78,325     5.853%      299.75         716
                                  --------------- ----------- -------------
         Total                     $ 448,175,038     5,722      100.00%
                                  =============== =========== =============


                                     Weighted
                                     Average
                                     Combined
                                   Loan-to-Value
           Lien Priority              Ratio
--------------------------------  ---------------
Second Liens....................       85.0%

         Total



                                    Delinquency Status for the Group 2 Mortgage Loans

                                                                  Percent of                 Weighted    Weighted      Weighted
                                       Aggregate      Number      Aggregate     Average      Average     Average       Average
                                       Principal       of         Principal     Current       Gross      Remaining      Credit
                                        Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
        Delinquency Status            Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
----------------------------------  --------------- ----------- ------------- ------------ ----------- ------------ -------------
Current...........................   $ 448,175,038     5,722       100.00%     $   78,325     5.853%      299.75         716
                                    --------------- ----------- -------------
         Total                       $ 448,175,038     5,722       100.00%
                                    =============== =========== =============


                                       Weighted
                                       Average
                                       Combined
                                     Loan-to-Value
        Delinquency Status              Ratio
----------------------------------  ---------------
Current...........................        85.0%
         Total




                                     Origination Year for the Group 2 Mortgage Loans

                                                                   Percent of                 Weighted    Weighted      Weighted
                                        Aggregate      Number      Aggregate     Average      Average     Average       Average
                                        Principal       of         Principal     Current       Gross      Remaining      Credit
                                         Balance      Mortgage      Balance     Principal     Mortgage      Term         Bureau
         Origination Year              Outstanding     Loans      Outstanding    Balance        Rate      (months)     Risk Score
------------------------------------ --------------- ----------- ------------- ------------ ----------- ------------ -------------
1998...............................   $      12,010         2         (1)       $    6,005     5.045%      218.48         778
2003...............................         509,976        36         0.11%         14,166     5.937       284.30         757
2004...............................     447,653,052     5,684        99.88          78,757     5.853       299.77         716
                                     --------------- ----------- -------------
         Total                        $ 448,175,038     5,722       100.00%
                                     =============== =========== =============


                                        Weighted
                                        Average
                                        Combined
                                      Loan-to-Value
         Origination Year                Ratio
------------------------------------ ---------------
1998...............................       71.1%
2003...............................       73.2
2004...............................       85.0
         Total

---------------
(1) Less than 0.01%

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.


                                      By: /s/ Leon Daniels, Jr.
                                          -------------------------------
                                          Name:  Leon Daniels, Jr.
                                          Title: Vice President



Dated:  January 11, 2005



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